UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2009

SOLITARIO EXPLORATION & ROYALTY CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-32978 (Commission File Number)	84-1285791 (I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of principal executive offices)

Registrant's telephone number, including area code:	(303) 534-1030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01	OTHER EVENTS

On August 24, 2009, Solitario Exploration & Royalty Corp. ("Solitario") and Metallic Ventures Gold Inc. ("MVG") announced that they had entered into a definitive agreement providing for the acquisition by Solitario of all of the outstanding shares of MVG pursuant to a statutory plan of arrangement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits	Exhibit Description
99.1	Press Release, issued on August 24, 2009, announcing the execution of a definitive agreement by Solitario Exploration & Royalty Corp. and Metallic Ventures Gold Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 24, 2009

Solitario Exploration & Royalty Corp.
By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer

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EXHIBITS

99.1       Press Release, issued on August 24, 2009, announcing the execution of a definitive agreement by Solitario Exploration & Royalty Corp. and Metallic Ventures Gold Inc.

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